United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2006

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation or Organization)	0-20820 (Commission File Number)	41-1448495 (IRS Employer Identification No.)

1106 Palms Airport Drive Las Vegas, Nevada (Address of Principal Executive Offices)	89119-3720 (Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Shuffle Master, Inc. (NASDAQ National Market: SHFL) (either the “Company,” “we” or “our”) hereby issues the following clarification and correction to comments announced on October 11, 2006 by VendingData Corporation (“VendingData”).

On April 11, 2006, Shuffle Master announced a gaming technology alliance with Elixir Group Limited (“Elixir”).

For purposes of clarification, VendingData is not a party to the previously announced gaming technology alliance between Shuffle Master and Elixir.  While VendingData may have certain agreements with Elixir, Elixir has separate contractual agreements with Shuffle Master to which VendingData is not a party.  Furthermore, neither Elixir nor VendingData have any rights to manufacture any of Shuffle Master’s products or any products of any of Shuffle Master’s affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: October 13, 2006

/s/ MARK L. YOSELOFF
Mark L. Yoseloff
Chairman of the Board and Chief Executive Officer